JOHCM ASIA EX-JAPAN EQUITY FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated April 16, 2020

to the Prospectus dated January 28, 2020

On April 16, 2020 the Board of Trustees of Advisers Investment Trust approved the liquidation of the JOHCM Asia Ex-Japan Equity Fund (the "Fund") with such liquidation scheduled to take place on or about May 14, 2020 (the "Liquidation Date"). Effective as of the close of business on April 16, 2020 Class I, Class II, and Institutional Shares of the Fund will no longer be available for purchase by new or existing investors.

On or before the Liquidation Date, the Fund will seek to convert substantially all of its portfolio securities and other assets to cash or cash equivalents. Therefore, the Fund may depart from its stated investment objectives and policies as it prepares to liquidate its assets and distribute them to shareholders. Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. As soon as practicable after the Liquidation Date, the Fund will distribute pro rata to the Fund's shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any expenses and liabilities of the Fund. At any time prior to the Liquidation Date shareholders may redeem their shares of the Fund pursuant to the procedures set forth under "How to Redeem Shares" in the Fund's Prospectus.

The Fund may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date in order to eliminate Fund-level taxes. For taxable shareholders, the automatic redemption on the Liquidation Date generally will be treated like other redemptions of shares generally, that is, as a sale that may result in a gain or loss to shareholders for U.S. federal income tax purposes.

This Supplement and the Prospectus should be retained for future reference.